UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Limited-Term Diversified Income Fund

December 31, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2017 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Limited-Term Diversified Income Fund	January 10, 2017

Performance preview (for the year ended December 31, 2016)
Delaware Limited-Term Diversified Income Fund (Institutional Class shares)	1-year return	+2.45%
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	+2.42%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Index* (benchmark)	1-year return	+1.28%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Formerly known as the Barclays 1–3 Year U.S. Government/Credit Index.

The U.S. economy continued its slow to moderate pace of growth in 2016, expanding more quickly than the rest of the global economy. After an initial rate hike in December 2015, the U.S. Federal Reserve was expected to continue raising short-term interest rates. However, partly in response to ongoing sluggish global growth, the Fed paused before raising rates again, awaiting further signs of economic strength.

In contrast, throughout the year, central banks in the European Union, the United Kingdom, China, and Japan all maintained or increased monetary stimulus programs, increasing liquidity and setting historically low interest rates. These divergent central bank policies – and interest rates – between the United States and the rest of the world created a technical boost, with increased foreign demand for U.S. assets, including investment grade corporate bonds.

U.S. Treasury yields rose sharply after Donald Trump’s election as U.S. president on the market’s assumption that a Trump administration would implement fiscal stimulus through tax cuts, deregulation, and infrastructure spending. The Fed made its long-awaited second rate hike in December 2016 after mounting indications of U.S. economic acceleration.

Fund performance

For the fiscal year ended Dec. 31, 2016, Delaware Limited-Term Diversified Income Fund Institutional Class shares returned +2.45%. The Fund’s Class A shares returned +2.42% at net asset value and -0.42% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Index returned +1.28%. Complete annualized performance for Delaware Limited-Term Diversified Income Fund is shown in the table on page 4.

The robust returns of investment grade corporate bonds drove the Fund’s relatively strong performance, as returns for corporate bonds were boosted by strong foreign demand and a general reach for yield.

The Fund was able to capture additional income relative to the benchmark index through an overweight allocation in corporate bonds. This included longer-duration bonds. We accomplished that without taking on excess interest rate risk by allocating significantly to AAA-rated asset-backed floating rate bonds in auto loans and credit card receivables to act as a portfolio anchor.

The floating rate nature of these bonds allowed us to own intermediate- to longer-term corporate bonds, generating relatively high income. That

Portfolio management review

Delaware Limited-Term Diversified Income Fund

enabled the Fund to out-earn the benchmark index without taking excessive interest rate risk.

Although the Fed had indicated it might raise rates three times in 2016, we thought the Fed would only make one or two hikes. In our view, the Fed was too optimistic about U.S. economic growth. We saw inflation as less of a risk. In contrast to previous monetary tightening efforts, when the Fed’s goal had been to slow an overheated economy, the focus in this case was on normalizing interest rates, which involves a slower, more deliberate and gradual pace of monetary tightening.

The Fund’s resulting positioning benefited from our assumption of less Fed action in 2016. The Fund holding both short-term floating rate bonds and longer-term corporate bonds aided performance as the rate curve flattened. However, the Fund’s yield curve positioning became a negative factor after the November election when the curve began to steepen.

Our emphasis on fundamental analysis benefited the Fund. We saw an increase in leverage by companies and significant new issue of bonds. These new issues were used to fund increased dividends and share buybacks, shareholder-friendly, and bond-unfriendly activities. We saw this as an indication that companies hadn’t found a better use of capital. That supported our concern regarding slow U.S. growth and our belief that the Fed was overly optimistic.

Modest allocations to high yield (roughly 3% of the Fund’s portfolio), bank loans (2%), and emerging markets bonds (2%) – all out-of-benchmark sectors that did better than the benchmark index – contributed to the Fund’s outperformance as well. An overweight to BBB-rated corporate bonds (8%) also helped, as lower-quality assets outperformed higher-quality assets throughout the year.

An average 8% allocation to agency mortgage-backed securities (MBS) likewise contributed.

Within agency MBS, we benefited from exposure to high-coupon, short-duration mortgages that had shown benign prepayments because of significant seasoning, in which borrowers hadn’t refinanced despite ample opportunities to do so.

Avoiding Treasury securities, which made up just 1% of the Fund’s portfolio, was also positive in a rate hiking cycle. On the short end of the spectrum, we replaced Treasurys with asset-backed securities and high-coupon agency mortgages, which made up 15% of the portfolio.

In contrast, a modest allocation of about 1% to municipal bonds detracted as that sector’s returns were negative. High yield bonds and bank loans performed relatively well during the fiscal period, but occasional hedges on those positions in an attempt to protect against credit risk (using CDX high yield swaps) detracted from the Fund’s performance.

The Fund’s portfolio structure has remained the same for the past couple of years with a continued overweight positioning in corporate credit. In 2016, we maintained an overweight allocation to corporate credits despite an overall increase in leverage in the corporate market; this was due to strong demand from foreign central investors seeking higher interest rates and, importantly, our fundamental research allowed us to focus on companies that, in our view, were responsibly managing their balance sheets.

Given our views on the timing of upcoming Fed rate hikes, we have maintained the Fund’s barbell portfolio strategy of purchasing both short- and long-term bonds in an attempt to seek better risk-adjusted returns.

Although credit spreads have narrowed, we believe they are within historical averages and fairly priced and we remain confident in our ability to manage idiosyncratic risk through fundamental research. As bottom-up bond pickers focused on fundamental credits of individual companies, we seek to add value by seeking to avoid risks associated with latent problems of individual companies.

The Fund used Treasury futures to help manage duration. Treasury futures made up 1.29% of the Fund’s portfolio on average, while exposure to high yield CDX, a credit derivative, averaged about 3%. Neither had a material effect on the portfolio, with high yield CDX holdings having a negative impact, while Treasury futures were positive for the Fund.

Performance summary

Delaware Limited-Term Diversified Income Fund	December 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2016
	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 24, 1985)
Excluding sales charge	+2.42%	+0.99%	+3.23%	+4.90%
Including sales charge	-0.42%	+0.42%	+2.94%	+4.81%
Class C (Est. Nov. 28, 1995)
Excluding sales charge	+1.55%	+0.11%	+2.34%	+3.10%
Including sales charge	+0.55%	+0.11%	+2.34%	+3.10%
Class R (Est. June 2, 2003)
Excluding sales charge	+2.06%	+0.63%	+2.85%	+2.59%
Including sales charge	+2.06%	+0.63%	+2.85%	+2.59%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+2.45%	+1.11%	+3.37%	+4.19%
Including sales charge	+2.45%	+1.11%	+3.37%	+4.19%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Index	+1.28%	+0.92%	+2.45%	+4.05%	*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume. Diversification may not protect against market risk.

* The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Oct. 5, 2016 through Dec. 31, 2016 .** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Performance summary

Delaware Limited-Term Diversified Income Fund

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	0.92%	1.67%	1.17%	0.67%
(without fee waivers)
Net expenses	0.74%	1.59%	1.09%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

** The aggregate contractual waiver period covering this report is from Oct. 5, 2016 through Oct. 5, 2017.

Performance of a $10,000 investment1

Average annual total returns from Dec. 31, 2006 through Dec. 31, 2016

For the period beginning Dec. 31, 2006 through Dec. 31, 2016	Starting value	Ending value
Delaware Limited-Term Diversified Income	$10,000	$13,928
Fund — Institutional Class shares
Delaware Limited-Term Diversified Income	$9,725	$13,363
Fund — Class A shares
Bloomberg Barclays 1–3 Year U.S. Government/Credit Index	$10,000	$12,732

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Dec. 31, 2006, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Bloomberg Barclays 1–3 Year U.S. Government/ Credit Index as of Dec. 31, 2006. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Index (formerly known as the Barclays 1–3 Year U.S. Government/Credit Index) is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506

Disclosure of Fund expenses

For the six-month period from July 1, 2016 to December 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2016 to Dec. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Annualized Expense Ratio	Expenses Paid During Period 7/1/16 to 12/31/16*
Actual Fund return†
Class A	$1,000.00	$999.00	0.78%	$3.92
Class C	1,000.00	993.50	1.63%	8.17
Class R	1,000.00	997.20	1.13%	5.67
Institutional Class	1,000.00	998.50	0.63%	3.16
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.22	0.78%	$3.96
Class C	1,000.00	1,016.94	1.63%	8.26
Class R	1,000.00	1,019.46	1.13%	5.74
Institutional Class	1,000.00	1,021.97	0.63%	3.20

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation

Delaware Limited-Term Diversified Income Fund	As of December 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	7.70%
Agency Commercial Mortgage-Backed Securities	0.27%
Agency Mortgage-Backed Securities	8.32%
Collateralized Debt Obligations	1.55%
Convertible Bond	0.15%
Corporate Bonds	42.20%
Automotive	0.05%
Banking	15.39%
Basic Industry	1.68%
Brokerage	0.26%
Capital Goods	0.41%
Communications	2.77%
Consumer Cyclical	2.34%
Consumer Non-Cyclical	3.68%
Electric	5.96%
Energy	2.74%
Finance Companies	1.27%
Healthcare	0.60%
Insurance	2.06%
Natural Gas	0.55%
Real Estate	0.79%
Technology	0.92%
Transportation	0.73%
Municipal Bonds	1.17%
Non-Agency Asset-Backed Securities	30.44%
Non-Agency Collateralized Mortgage Obligations	0.25%
Non-Agency Commercial Mortgage-Backed Securities	0.32%
Senior Secured Loans	6.96%
Sovereign Bonds	0.55%
U.S. Treasury Obligation	0.11%
Preferred Stock	0.52%
Short-Term Investments	1.94%
Total Value of Securities	102.47%
Liabilities Net of Receivables and Other Assets	(2.47%)
Total Net Assets	100.00%

Schedule of investments
Delaware Limited-Term Diversified Income Fund	December 31, 2016

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.98% 9/26/33 f	182,889	$200,154
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	150	151
Freddie Mac Structured Pass Through Securities
Series T-30 A5 6.90% 12/25/30 ◆f	4,466	4,612

Total Agency Asset-Backed Securities (cost $186,243)		204,917

Agency Collateralized Mortgage Obligations – 7.70%

Fannie Mae Grantor Trust
Series 2001-T5 A2 6.985% 6/19/41 ●	29,104	32,574
Series 2002-T1 A2 7.00% 11/25/31	68,949	80,759
Fannie Mae Interest Strip
Series 413 167 4.50% 7/25/42 S●	1,427,226	349,568
Fannie Mae REMIC Trust
Series 2002-W1 2A 6.181% 2/25/42 ●	78,608	89,289
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	865	1,008
Series 2003-52 NA 4.00% 6/25/23	95,564	100,035
Series 2003-78 B 5.00% 8/25/23	38,556	40,995
Series 2003-120 BL 3.50% 12/25/18	143,146	145,033
Series 2004-36 FA 1.156% 5/25/34 ●	297,754	297,570
Series 2004-49 EB 5.00% 7/25/24	29,134	31,264
Series 2005-66 FD 1.056% 7/25/35 ●	1,312,942	1,306,771
Series 2005-110 MB 5.50% 9/25/35	8,881	9,395
Series 2006-105 FB 1.176% 11/25/36 ●	78,681	78,640
Series 2010-29 PA 4.50% 10/25/38	7,594	7,609
Series 2010-41 PN 4.50% 4/25/40	86,000	93,337
Series 2010-75 NA 4.00% 9/25/28	13,924	13,927
Series 2011-88 AB 2.50% 9/25/26	77,765	78,376
Series 2011-105 FP 1.156% 6/25/41 ●	2,151,869	2,142,265
Series 2011-113 MC 4.00% 12/25/40	168,900	173,755
Series 2012-93 LY 2.50% 9/25/42	433,000	378,250
Series 2012-98 MI 3.00% 8/25/31 S	28,428,876	3,387,727
Series 2012-122 SD 5.344% 11/25/42 S●	3,366,735	674,063
Series 2012-128 NP 2.50% 11/25/42	474,983	448,267
Series 2012-145 MZ 3.50% 1/25/43	149,505	142,702
Series 2013-02 LZ 3.00% 2/25/43	68,417	63,376
Series 2013-07 EI 3.00% 10/25/40 S	1,743,763	245,643
Series 2013-20 IH 3.00% 3/25/33 S	424,592	59,852
Series 2013-28 YB 3.00% 4/25/43	1,550,000	1,473,128
Series 2013-38 AI 3.00% 4/25/33 S	1,354,749	190,104
Series 2013-52 ZA 3.00% 6/25/43	215,856	204,745

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2013-55 AI 3.00% 6/25/33 S	17,400,788	$2,486,153
Series 2013-62 PY 2.50% 6/25/43	431,000	391,191
Series 2013-94 GQ 3.00% 9/25/43	1,619,672	1,610,773
Series 2013-129 KI 3.00% 8/25/28 S	2,156,553	192,020
Series 2014-5 JL 4.00% 2/25/44	78,000	81,945
Series 2014-21 ID 3.50% 6/25/33 S	433,632	60,770
Series 2014-67 GZ 2.00% 12/25/42	603,935	527,584
Series 2014-85 IB 3.00% 12/25/44 S	1,024,673	202,531
Series 2015-31 ZD 3.00% 5/25/45	441,506	388,151
Series 2015-34 OK 0.00% 3/25/44 Ω	1,185,000	930,589
Series 2015-44 AI 3.50% 1/25/34 S	870,836	125,611
Series 2015-82 AI 3.50% 6/25/34 S	4,975,389	775,659
Series 2015-85 BI 4.50% 9/25/43 S	720,812	143,427
Series 2015-89 EZ 3.00% 12/25/45	633,224	590,221
Series 2015-95 SH 5.244% 1/25/46 S●	147,357	34,891
Series 2016-17 BI 4.00% 2/25/43 S	1,308,540	227,959
Series 2016-54 PI 3.00% 2/25/44 S	1,425,805	168,627
Series 2016-55 SK 5.244% 8/25/46 S●	120,600	30,074
Series 2016-74 IH 3.50% 11/25/45 S	127,347	23,311
Series 2016-90 CI 3.00% 2/25/45 S	824,331	105,120
Series 2016-95 IO 3.00% 12/25/46 S	3,107,093	543,040
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	28,291	31,620
Series 2708 ZD 5.50% 11/15/33	163,628	183,375
Series 2901 CA 4.50% 11/15/19	51,871	52,588
Series 3016 FL 1.094% 8/15/35 ●	37,408	37,473
Series 3027 DE 5.00% 9/15/25	30,406	32,808
Series 3067 FA 1.054% 11/15/35 ●	2,687,058	2,679,820
Series 3232 KF 1.154% 10/15/36 ●	70,327	70,435
Series 3241 FM 1.084% 11/15/36 ●	27,220	27,178
Series 3297 BF 0.944% 4/15/37 ●	889,837	883,992
Series 3316 FB 1.004% 8/15/35 ●	123,922	123,203
Series 3578 EO 0.00% 5/15/37 Ω	418,311	382,843
Series 3737 NA 3.50% 6/15/25	115,574	120,029
Series 3780 LF 1.104% 3/15/29 ●	173,864	174,000
Series 3800 AF 1.204% 2/15/41 ●	1,709,021	1,715,820
Series 3803 TF 1.104% 11/15/28 ●	167,805	168,179
Series 3852 TP 5.50% 5/15/41 ●	100,257	104,074
Series 4076 QB 1.75% 11/15/41	558,139	542,346
Series 4100 EI 3.00% 8/15/27 S	814,491	87,156
Series 4109 AI 3.00% 7/15/31 S	6,753,903	793,232
Series 4136 EZ 3.00% 11/15/42	157,023	155,403

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4142 HA 2.50% 12/15/32	412,361	$413,087
Series 4150 PQ 2.50% 1/15/43	81,385	75,883
Series 4171 Z 3.00% 2/15/43	466,668	445,992
Series 4185 LI 3.00% 3/15/33 S	488,924	68,343
Series 4210 Z 3.00% 5/15/43	474,263	453,476
Series 4342 CI 3.00% 11/15/33 S	1,266,197	157,145
Series 4366 DI 3.50% 5/15/33 S	1,714,600	318,895
Series 4408 ZG 2.00% 9/15/41	398,676	347,781
Series 4453 DI 3.50% 11/15/33 S	6,736,990	928,427
Series 4457 KZ 3.00% 4/15/45	12,380,120	12,052,635
Series 4554 MP 3.00% 2/15/46	2,252,500	2,190,973
Series 4567 LI 4.00% 8/15/45 S	563,744	104,419
Series 4614 HB 2.50% 9/15/46	62,000	55,090
Series 4623 LZ 2.50% 10/15/46	51,213	43,331
Series 4623 MW 2.50% 10/15/46	60,000	55,870
Freddie Mac Strips
Series 284 S6 5.396% 10/15/42 S●	1,351,649	296,841
Series 303 151 4.34% 12/15/42 S●	475,952	116,582
Series 303 185 3.492% 1/15/43 S●	1,276,318	244,450
Series 326 S2 5.246% 3/15/44 S●	84,083	16,922
Freddie Mac Structured Pass Through Certificates
Series T-42 A5 7.50% 2/25/42 ◆	34,927	40,925
Series T-54 2A 6.50% 2/25/43 ◆	835	966
Series T-58 2A 6.50% 9/25/43 ◆	588,622	673,429
GNMA
Series 2013-26 KD 2.50% 2/16/43	870,000	796,132
Series 2013-79 KE 3.00% 5/20/43	5,267,000	5,151,050
Series 2015-76 MZ 3.00% 5/20/45	6,860,839	6,613,668
Series 2015-106 QZ 2.50% 7/20/45	3,728,611	3,508,191
Series 2015-134 PZ 3.00% 9/20/45	2,256,967	2,126,577
Series 2015-185 PZ 3.00% 12/20/45	3,435,407	3,292,295
Series 2016-134 MW 3.00% 10/20/46	10,000	9,884
Series 2016-49 PZ 3.00% 11/16/45	224,439	204,686
Series 2016-5 GL 3.00% 7/20/45	5,000	4,866
Series 2016-74 PL 3.00% 5/20/46	610,000	601,802
Series 2016-80 JZ 3.00% 6/20/46	659,811	633,129

Total Agency Collateralized Mortgage Obligations (cost $71,764,757)		72,388,990

Agency Commercial Mortgage-Backed Securities – 0.27%

FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #●	95,000	102,484
Series 2012-K708 B 144A 3.751% 2/25/45 #●	675,000	692,310

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2013-K712 B 144A 3.365% 5/25/45 #●	345,000	$350,338
NCUA Guaranteed Notes Trust
Series 2011-C1 2A 1.182% 3/9/21 ●	1,396,121	1,393,309

Total Agency Commercial Mortgage-Backed Securities (cost $2,551,810)		2,538,441

Agency Mortgage-Backed Securities – 8.32%

Fannie Mae
10.50% 6/1/30	24,809	25,261
Fannie Mae ARM
2.638% 3/1/38 ●	5,110	5,366
2.657% 12/1/33 ●	87,991	93,363
2.81% 8/1/34 ●	122,173	127,679
2.832% 9/1/38 ●	1,300,198	1,395,083
2.834% 4/1/36 ●	29,017	30,653
2.907% 8/1/36 ●	39,646	41,748
2.923% 4/1/36 ●	364,939	388,290
2.951% 6/1/36 ●	122,232	128,979
2.993% 7/1/36 ●	113,258	118,934
3.018% 7/1/36 ●	106,584	113,922
3.027% 6/1/34 ●	58,108	61,208
3.069% 11/1/35 ●	354,881	373,658
3.076% 8/1/35 ●	31,213	32,940
3.205% 11/1/39 ●	201,148	212,528
3.46% 1/1/41 ●	181,228	187,665
4.554% 11/1/39 ●	783,991	820,010
Fannie Mae S.F. 30 yr
4.50% 8/1/40	117,928	127,266
4.50% 3/1/44	26,301,000	28,206,281
5.00% 4/1/33	204,131	223,628
5.00% 11/1/33	92,697	101,823
5.00% 12/1/33	11,377	12,494
5.00% 3/1/34	67,038	73,342
5.00% 4/1/35	14,475	15,841
5.00% 5/1/35	7,643	8,359
5.00% 6/1/35	40,411	44,057
5.00% 7/1/35	15,044	16,517
5.00% 8/1/35	37,248	40,693
5.00% 9/1/35	17,993	19,706
5.00% 10/1/35	94,818	104,150
5.00% 12/1/35	15,369	17,043
5.00% 2/1/36	27,308	29,823
5.00% 3/1/36	28,594	31,239

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.00% 6/1/36	38,224	$41,755
5.00% 7/1/36	45,812	50,308
5.00% 10/1/36	11,713	12,785
5.00% 11/1/36	27,051	29,543
5.00% 12/1/36	15,290	16,696
5.00% 2/1/38	79,083	86,282
5.00% 3/1/39	70,059	77,432
5.00% 4/1/39	165,600	181,566
5.00% 6/1/39	4,527	4,939
5.00% 1/1/40	79,111	87,778
5.50% 12/1/32	22,171	24,867
5.50% 4/1/33	25,908	29,055
5.50% 5/1/33	4,394	4,922
5.50% 6/1/33	160,976	180,426
5.50% 7/1/33	6,256	7,008
5.50% 12/1/33	3,235	3,629
5.50% 1/1/34	11,185	12,704
5.50% 4/1/34	207,059	232,686
5.50% 5/1/34	843,459	945,962
5.50% 7/1/34	101,514	113,859
5.50% 8/1/34	7,327	8,216
5.50% 9/1/34	393,614	441,468
5.50% 11/1/34	740,720	830,700
5.50% 12/1/34	75,391	84,454
5.50% 1/1/35	110,876	124,211
5.50% 2/1/35	19,236	21,537
5.50% 3/1/35	110,440	123,660
5.50% 7/1/35	9,787	10,985
5.50% 9/1/35	301,180	336,813
5.50% 10/1/35	3,325	3,729
5.50% 12/1/35	113,930	127,376
5.50% 1/1/36	433,503	486,142
5.50% 4/1/36	848,553	949,722
5.50% 5/1/36	65,268	73,167
5.50% 7/1/36	1,108,316	1,241,656
5.50% 9/1/36	562,396	630,918
5.50% 11/1/36	706,725	792,169
5.50% 2/1/37	262,473	293,167
5.50% 4/1/37	173,603	194,656
5.50% 8/1/37	877,161	983,385
5.50% 1/1/38	2,549,101	2,848,540
5.50% 2/1/38	93,098	104,332

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 9/1/38	4,512	$5,052
5.50% 12/1/38	17,628	19,770
5.50% 1/1/39	665,336	745,184
5.50% 3/1/40	2,427,722	2,717,913
5.50% 3/1/41	32,922	36,917
5.50% 7/1/41	29,642	33,054
5.50% 9/1/41	21,044	23,523
6.00% 3/1/34	52,400	60,249
6.00% 8/1/34	14,422	16,531
6.00% 9/1/34	210	240
6.00% 11/1/34	1,173	1,327
6.00% 4/1/35	174,118	198,570
6.00% 7/1/35	26,889	30,824
6.00% 4/1/36	9,399	10,642
6.00% 6/1/36	15,401	17,464
6.00% 9/1/36	142,794	165,893
6.00% 3/1/37	4,759	5,392
6.00% 7/1/37	2,422,501	2,776,367
6.00% 8/1/37	82,052	94,397
6.00% 9/1/37	1,440,267	1,630,461
6.00% 3/1/38	1,758,158	2,018,820
6.00% 5/1/38	419,215	475,053
6.00% 10/1/38	4,232	4,787
6.00% 10/1/39	2,871,512	3,308,134
6.00% 5/1/41	250,846	284,161
6.00% 7/1/41	5,131,043	5,810,277
6.50% 1/1/29	7,410	8,383
6.50% 6/1/29	1,318	1,491
6.50% 1/1/34	1,415	1,625
6.50% 6/1/36	3,939	4,456
6.50% 10/1/36	3,340	3,778
6.50% 12/1/36	813,167	921,385
6.50% 8/1/37	272	308
6.50% 5/1/40	236,150	268,516
7.00% 12/1/34	891	942
7.00% 12/1/35	1,418	1,580
7.00% 12/1/37	4,525	4,833
7.50% 6/1/31	651	788
7.50% 4/1/32	464	530
7.50% 5/1/33	1,169	1,177
7.50% 6/1/34	568	647
10.00% 2/1/25	31,429	33,667

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac ARM
2.553% 10/1/46 ●	406,482	$409,455
2.681% 10/1/36 ●	6,579	6,950
2.846% 4/1/33 ●	46,218	47,812
2.919% 6/1/37 ●	366,682	383,622
2.943% 11/1/44 ●	164,369	168,688
2.966% 2/1/35 ●	72,302	76,275
3.135% 7/1/38 ●	876,553	928,252
3.151% 2/1/37 ●	5,080	5,379
3.275% 10/1/37 ●	184,339	193,788
4.899% 8/1/38 ●	20,515	21,452
Freddie Mac S.F. 30 yr
4.50% 8/1/44	255,676	277,360
5.50% 1/1/38	9,933	11,169
5.50% 6/1/41	107,786	120,195
6.00% 2/1/36	226,240	258,850
6.00% 3/1/36	248,442	283,981
6.00% 8/1/36	832,616	943,036
6.00% 5/1/37	735,130	837,345
6.00% 9/1/37	11,138	12,655
6.00% 6/1/38	191,052	216,912
6.00% 8/1/38	2,077,303	2,382,962
6.00% 5/1/39	54,159	62,149
6.00% 11/1/39	34,662	39,342
6.00% 5/1/40	268,979	303,873
6.00% 7/1/40	32,298	36,780
7.00% 11/1/33	416	489
7.50% 7/1/32	4,128	4,903
GNMA II S.F. 30 yr
5.50% 5/20/37	189,306	209,854
5.50% 4/20/40	174,758	191,332
6.00% 2/20/39	262,162	296,305
6.00% 2/20/40	919,786	1,049,816
6.00% 4/20/46	284,745	317,369
6.50% 10/20/39	286,114	323,968

Total Agency Mortgage-Backed Securities (cost $78,046,439)		78,252,180

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations – 1.55%

AMMC CLO
Series 2015-16A AX 144A 2.231% 4/14/27 #●	4,750,000	$4,746,420
Dryden 36 Senior Loan Fund
Series 2014-36A X 144A 2.187% 1/15/28 #●	3,200,000	3,210,131
Eaton Vance CLO
Series 2013-1A AX 144A 1.735% 1/15/28 #●	2,400,000	2,398,800
Harbourview CLO VII
Series 7A AX 144A 2.259% 11/18/26 #●	3,333,333	3,330,803
Steele Creek CLO
Series 2016-1A X 144A 1.963% 6/15/28 #●	875,000	874,340

Total Collateralized Debt Obligations (cost $14,549,698)		14,560,494

Convertible Bond – 0.15%

Jefferies Group 3.875% exercise price $43.93, maturity date 11/1/29	1,355,000	1,373,631

Total Convertible Bond (cost $1,443,922)		1,373,631

Corporate Bonds – 42.20%

Automotive – 0.05%
IHO Verwaltungs 144A PIK 4.125% 9/15/21 #T	500,000	506,250

		506,250

Banking – 15.39%
ANZ New Zealand International 144A 2.60% 9/23/19 #	3,900,000	3,934,499
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #	450,000	454,500
Bank of America
2.503% 10/21/22	460,000	445,473
4.45% 3/3/26	4,470,000	4,615,150
5.75% 12/1/17	6,900,000	7,148,945
Bank of New York Mellon
2.45% 11/27/20	3,340,000	3,343,069
2.50% 4/15/21	2,280,000	2,283,890
Barclays 3.20% 8/10/21	1,695,000	1,676,764
BB&T 2.05% 5/10/21	3,360,000	3,299,712
BBVA Bancomer 144A 7.25% 4/22/20 #	500,000	551,250
Branch Banking & Trust 3.625% 9/16/25	1,075,000	1,094,160
Capital One 2.25% 9/13/21	1,285,000	1,255,171
Capital One Financial 4.20% 10/29/25	505,000	507,600
Citigroup 2.90% 12/8/21	1,565,000	1,562,557
Citizens Bank
2.45% 12/4/19	5,010,000	5,030,265
2.50% 3/14/19	2,890,000	2,913,756
Commonwealth Bank of Australia 2.40% 11/2/20	4,055,000	4,031,432
Compass Bank 2.75% 9/29/19	7,305,000	7,269,987

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Cooperatieve Centrale Rabobank VA/NY 2.25% 1/14/19	5,690,000	$5,722,154
Credit Suisse
2.30% 5/28/19	4,890,000	4,903,677
3.00% 10/29/21	475,000	479,860
Export Credit Bank of Turkey 144A 5.375% 2/8/21 #	300,000	294,329
Export-Import Bank of India 3.125% 7/20/21	410,000	408,387
Fifth Third Bancorp 2.875% 7/27/20	1,045,000	1,059,108
Fifth Third Bank
2.25% 6/14/21	200,000	197,851
2.30% 3/15/19	510,000	513,599
3.85% 3/15/26	515,000	519,246
Goldman Sachs Group 3.50% 11/16/26	2,270,000	2,222,335
HBOS 144A 6.75% 5/21/18 #	2,555,000	2,700,627
HSBC Holdings 2.65% 1/5/22	1,200,000	1,172,329
JPMorgan Chase & Co.
2.55% 3/1/21	3,810,000	3,800,258
4.25% 10/1/27	2,060,000	2,121,056
5.30% 12/29/49 ●	1,000,000	1,023,060
KeyBank
2.35% 3/8/19	955,000	960,791
2.50% 11/22/21	1,890,000	1,879,225
3.18% 5/22/22	1,335,000	1,349,832
KeyCorp 5.00% 12/29/49 ●	550,000	508,750
Morgan Stanley
3.95% 4/23/27	4,290,000	4,255,620
5.95% 12/28/17	6,900,000	7,183,445
PNC Bank
2.30% 6/1/20	4,275,000	4,275,248
2.45% 11/5/20	810,000	811,921
PNC Financial Services Group 5.00% 12/29/49 ●	1,160,000	1,122,300
Popular 7.00% 7/1/19	1,000,000	1,036,250
Royal Bank of Scotland Group
3.875% 9/12/23	1,795,000	1,726,164
8.625% 12/29/49 ●	910,000	930,475
Santander UK Group Holdings
2.875% 10/16/20	2,530,000	2,512,267
3.125% 1/8/21	560,000	560,280
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	4,580,000	4,596,337
State Street 2.55% 8/18/20	1,075,000	1,086,406
SunTrust Banks
2.50% 5/1/19	3,705,000	3,738,619
2.70% 1/27/22	2,785,000	2,789,462

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
SVB Financial Group 3.50% 1/29/25	1,235,000	$1,192,029
Swedbank 144A 2.375% 2/27/19 #	2,000,000	2,010,792
Toronto-Dominion Bank 2.25% 11/5/19	3,580,000	3,602,780
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #	230,000	234,388
U.S. Bancorp 2.35% 1/29/21	1,000,000	1,002,861
U.S. Bank 1.40% 4/26/19	250,000	247,366
UBS Group Funding Jersey
144A 2.65% 2/1/22 #	640,000	622,744
144A 3.00% 4/15/21 #	2,700,000	2,704,118
USB Capital IX 3.50% 10/29/49 ●	6,960,000	5,724,600
Wells Fargo 5.625% 12/11/17	5,000,000	5,184,510
Wells Fargo Bank 2.15% 12/6/19	2,345,000	2,344,536

		144,750,172

Basic Industry – 1.68%
CF Industries 144A 3.40% 12/1/21 #	1,225,000	1,213,483
Equate Petrochemical 144A 3.00% 3/3/22 #	265,000	253,348
FMG Resources August 2006 144A 6.875% 4/1/22 #	1,000,000	1,042,500
Freeport-McMoRan 144A 6.50% 11/15/20 #	1,000,000	1,032,500
Georgia-Pacific
144A 2.539% 11/15/19 #	1,000,000	1,009,439
144A 5.40% 11/1/20 #	5,750,000	6,326,926
INVISTA Finance 144A 4.25% 10/15/19 #	1,330,000	1,325,205
MMC Finance 4.375% 4/30/18	500,000	512,394
NCI Building Systems 144A 8.25% 1/15/23 #	335,000	363,475
Suzano Trading 144A 5.875% 1/23/21 #	200,000	207,640
Teck Resources 144A 8.00% 6/1/21 #	200,000	220,500
Vale Overseas 5.875% 6/10/21	260,000	273,000
WestRock
3.50% 3/1/20	1,010,000	1,036,266
4.45% 3/1/19	945,000	986,589

		15,803,265

Brokerage – 0.26%
Jefferies Group 5.125% 1/20/23	2,285,000	2,394,447

		2,394,447

Capital Goods – 0.41%
Cemex Finance 144A 9.375% 10/12/22 #	900,000	983,250
Fortune Brands Home & Security 3.00% 6/15/20	630,000	634,553
Reynolds Group Issuer 8.25% 2/15/21	346,793	358,167
Roper Technologies 2.80% 12/15/21	1,100,000	1,100,736
Union Andina de Cementos 144A 5.875% 10/30/21 #	244,000	253,150
Waste Management 2.40% 5/15/23	540,000	524,375

		3,854,231

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications – 2.77%
21st Century Fox America 4.50% 2/15/21	1,340,000	$1,433,996
Altice Luxembourg 144A 7.75% 5/15/22 #	500,000	535,000
AT&T 2.80% 2/17/21	70,000	69,511
Cablevision 144A 6.50% 6/15/21 #	195,000	198,656
CenturyLink 5.625% 4/1/20	750,000	795,938
Charter Communications Operating 4.908% 7/23/25	1,610,000	1,699,724
Columbus Cable Barbados 144A 7.375% 3/30/21 #	500,000	533,945
Crown Castle Towers 144A 3.663% 5/15/25 #	635,000	636,721
CSC Holdings 6.75% 11/15/21	750,000	808,125
Deutsche Telekom International Finance
144A 1.50% 9/19/19 #	725,000	713,792
144A 1.95% 9/19/21 #	600,000	578,793
Digicel Group 144A 8.25% 9/30/20 #	500,000	431,485
Dish DBS 6.75% 6/1/21	500,000	543,750
Frontier Communications 8.875% 9/15/20	400,000	427,500
GTH Finance 144A 6.25% 4/26/20 #	500,000	525,459
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	520,000	506,761
JD.com 3.125% 4/29/21	400,000	395,845
Millicom International Cellular 144A 6.625% 10/15/21 #	300,000	315,984
Myriad International Holdings 144A 6.375% 7/28/17 #	300,000	306,753
SBA Tower Trust 144A 2.24% 4/16/18 #	1,995,000	1,999,351
Sky 144A 3.75% 9/16/24 #	1,845,000	1,853,930
Sprint Communications
144A 7.00% 3/1/20 #	450,000	489,375
144A 9.00% 11/15/18 #	750,000	828,750
Verizon Communications
4.50% 9/15/20	3,165,000	3,389,800
5.15% 9/15/23	4,530,000	5,016,169
WideOpenWest Finance 10.25% 7/15/19	500,000	528,750
Wind Acquisition Finance 144A 7.375% 4/23/21 #	500,000	521,250

		26,085,113

Consumer Cyclical – 2.34%
Alibaba Group Holding 3.125% 11/28/21	200,000	200,219
Beacon Roofing Supply 6.375% 10/1/23	500,000	535,940
CVS Health
2.125% 6/1/21	1,135,000	1,114,079
2.80% 7/20/20	440,000	446,793
3.875% 7/20/25	255,000	263,523
Daimler Finance North America 144A 2.70% 8/3/20 #	4,480,000	4,509,062
Ford Motor Credit
3.096% 5/4/23	980,000	947,750
3.336% 3/18/21	1,575,000	1,587,476

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
General Motors Financial
3.15% 1/15/20	1,135,000	$1,142,915
3.45% 4/10/22	1,070,000	1,059,423
3.70% 5/9/23	330,000	325,170
Hyundai Capital America
144A 2.55% 2/6/19 #	1,000,000	1,006,359
144A 3.00% 3/18/21 #	545,000	544,953
JC Penney 5.65% 6/1/20	750,000	743,438
MGM Resorts International 6.75% 10/1/20	375,000	418,125
NCL 144A 4.75% 12/15/21 #	1,000,000	1,001,880
Penn National Gaming 5.875% 11/1/21	750,000	785,625
Starbucks 2.10% 2/4/21	2,110,000	2,104,480
Walgreens Boots Alliance
2.60% 6/1/21	2,905,000	2,889,743
3.10% 6/1/23	415,000	412,852

		22,039,805

Consumer Non-Cyclical – 3.68%
Abbott Laboratories 2.90% 11/30/21	4,365,000	4,357,501
AbbVie 2.30% 5/14/21	3,805,000	3,731,921
Anheuser-Busch InBev Finance 2.65% 2/1/21	3,360,000	3,382,485
Becton Dickinson 2.675% 12/15/19	3,720,000	3,777,016
Cencosud 144A 5.50% 1/20/21 #	500,000	538,896
DP World 144A 3.25% 5/18/20 #	500,000	508,150
Gilead Sciences 1.95% 3/1/22	2,300,000	2,226,970
JBS Investments 144A 7.75% 10/28/20 #	300,000	319,890
Molson Coors Brewing 2.10% 7/15/21	1,670,000	1,628,175
Pernod Ricard 144A 4.45% 1/15/22 #	1,795,000	1,906,597
Reynolds American 4.00% 6/12/22	2,370,000	2,481,862
Shire Acquisitions Investments Ireland
2.40% 9/23/21	1,090,000	1,054,089
2.875% 9/23/23	1,040,000	989,955
St. Jude Medical 2.80% 9/15/20	1,175,000	1,182,600
Sysco 2.50% 7/15/21	1,660,000	1,644,029
Teva Pharmaceutical Finance Netherlands III
2.80% 7/21/23	760,000	720,470
Thermo Fisher Scientific 3.00% 4/15/23	2,130,000	2,096,476

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Zimmer Holdings 2.70% 4/1/20	2,085,000	$2,086,712

		34,633,794

Electric – 5.96%
AES Gener 144A 5.25% 8/15/21 #	420,000	441,243
Ameren 2.70% 11/15/20	3,665,000	3,687,965
Arizona Public Service 2.20% 1/15/20	4,195,000	4,201,708
Berkshire Hathaway Energy 2.00% 11/15/18	5,510,000	5,536,156
CMS Energy 6.25% 2/1/20	1,345,000	1,488,821
Dominion Resources 2.00% 8/15/21	410,000	398,042
DTE Energy
2.40% 12/1/19	1,725,000	1,734,686
3.30% 6/15/22	1,050,000	1,069,391
Duke Energy 1.80% 9/1/21	2,450,000	2,362,707
Dynegy 6.75% 11/1/19	1,000,000	1,022,500
Entergy 4.00% 7/15/22	3,175,000	3,324,025
Exelon 2.85% 6/15/20	2,000,000	2,022,962
Fortis 144A 2.10% 10/4/21 #	2,895,000	2,801,193
IPALCO Enterprises 3.45% 7/15/20	710,000	725,975
Majapahit Holding 144A 8.00% 8/7/19 #	500,000	561,250
National Rural Utilities Cooperative Finance 2.15% 2/1/19	6,030,000	6,077,872
NextEra Energy Capital Holdings 2.70% 9/15/19	2,980,000	3,019,616
NV Energy 6.25% 11/15/20	2,460,000	2,792,179
PPL Capital Funding 1.90% 6/1/18	3,810,000	3,810,411
Southern 2.35% 7/1/21	3,360,000	3,306,418
WEC Energy Group 2.45% 6/15/20	2,075,000	2,078,015
Xcel Energy 2.40% 3/15/21	3,590,000	3,573,439

		56,036,574

Energy – 2.74%
Antero Resources 5.375% 11/1/21	500,000	513,125
BP Capital Markets
3.216% 11/28/23	1,040,000	1,051,338
3.723% 11/28/28	480,000	488,407
Chevron 2.10% 5/16/21	2,495,000	2,475,145
Cia Brasileira de Aluminio 144A 6.75% 4/5/21 #	250,000	261,875
CNOOC Finance 2015 Australia 2.625% 5/5/20	500,000	498,779
Dominion Gas Holdings 2.50% 12/15/19	2,020,000	2,043,620
Empresa Nacional del Petroleo 144A 4.75% 12/6/21 #	395,000	408,836
Energy Transfer Equity 7.50% 10/15/20	500,000	560,000
Genesis Energy 5.75% 2/15/21	500,000	507,500
KazMunayGas National 144A 6.375% 4/9/21 #	500,000	543,965
Kunlun Energy 144A 2.875% 5/13/20 #	400,000	399,248
Newfield Exploration 5.75% 1/30/22	500,000	529,375

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Pertamina Persero 144A 5.25% 5/23/21 #	325,000	$342,805
Petrobras Global Finance
4.875% 3/17/20	425,000	421,260
8.375% 5/23/21	80,000	86,400
Petroleos Mexicanos
3.50% 7/18/18	250,000	252,875
144A 4.607% 3/11/22 #●	250,000	258,125
Petronas Global Sukuk 144A 2.707% 3/18/20 #	500,000	499,999
Regency Energy Partners 5.00% 10/1/22	1,020,000	1,082,191
Shell International Finance 1.75% 9/12/21	2,725,000	2,649,855
Targa Resources Partners 4.125% 11/15/19	1,000,000	1,017,500
Transocean 7.375% 4/15/18	520,000	530,400
Williams Partners 7.25% 2/1/17	4,695,000	4,713,428
Woodside Finance 144A 8.75% 3/1/19 #	2,235,000	2,523,373
WPX Energy 7.50% 8/1/20	500,000	540,000
YPF
144A 8.875% 12/19/18 #	430,000	468,808
144A 26.333% 7/7/20 #●	110,000	125,950

		25,794,182

Finance Companies – 1.27%
AerCap Ireland Capital
3.95% 2/1/22	975,000	985,969
4.25% 7/1/20	500,000	515,000
4.625% 10/30/20	500,000	521,250
Air Lease 3.00% 9/15/23	1,030,000	985,523
Ally Financial 4.125% 3/30/20	500,000	506,250
Aviation Capital Group 144A 2.875% 9/17/18 #	1,610,000	1,632,138
Corporacion Financiera de Desarrollo 144A
3.25% 7/15/19 #	500,000	507,500
General Electric
1.261% 5/5/26 ●	280,000	271,260
5.55% 5/4/20	2,175,000	2,406,474
6.00% 8/7/19	1,445,000	1,597,111
Gruposura Finance 144A 5.70% 5/18/21 #	500,000	531,250
Nationwide Building Society 144A 4.00% 9/14/26 #	780,000	744,622
SMBC Aviation Capital Finance 144A 2.65% 7/15/21 #	720,000	693,852

		11,898,199

Healthcare – 0.60%
Aetna 2.40% 6/15/21	2,835,000	2,825,120
HCA Holdings 6.25% 2/15/21	1,000,000	1,078,750
IASIS Healthcare 8.375% 5/15/19	250,000	218,750
Mallinckrodt International Finance 144A 4.875% 4/15/20 #	500,000	504,375

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
Roche Holdings 144A 1.75% 1/28/22 #	1,015,000	$976,155

		5,603,150

Insurance – 2.06%
ACE INA Holdings 2.30% 11/3/20	3,540,000	3,541,126
American International Group 2.30% 7/16/19	3,700,000	3,719,666
Metropolitan Life Global Funding I 144A 1.875% 6/22/18 #	2,015,000	2,021,124
Pricoa Global Funding I
144A 1.60% 5/29/18 #	1,050,000	1,049,511
144A 2.20% 5/16/19 #	3,855,000	3,868,361
Principal Life Global Funding II 144A 3.00% 4/18/26 #	815,000	793,186
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	975,000	992,499
144A 4.125% 11/1/24 #	460,000	465,388
UnitedHealth Group 2.70% 7/15/20	2,900,000	2,945,112

		19,395,973

Natural Gas – 0.55%
CenterPoint Energy 5.95% 2/1/17	2,365,000	2,373,088
CenterPoint Energy Resources 4.50% 1/15/21	2,700,000	2,835,346

		5,208,434

Real Estate – 0.79%
American Tower
2.25% 1/15/22	2,790,000	2,675,599
3.30% 2/15/21	470,000	475,799
4.40% 2/15/26	445,000	455,555
CC Holdings GS V 3.849% 4/15/23	1,165,000	1,185,551
Crown Castle International 5.25% 1/15/23	805,000	869,400
Host Hotels & Resorts 3.75% 10/15/23	505,000	496,500
Iron Mountain 144A 4.375% 6/1/21 #	1,000,000	1,025,000
WEA Finance 144A 3.75% 9/17/24 #	200,000	202,552

		7,385,956

Technology – 0.92%
Analog Devices 2.50% 12/5/21	980,000	972,124
Cisco Systems 1.85% 9/20/21	1,005,000	981,504
Diamond 1 Finance 144A 4.42% 6/15/21 #	1,000,000	1,035,768
Fidelity National Information Services 3.00% 8/15/26	2,200,000	2,069,899
National Semiconductor 6.60% 6/15/17	3,325,000	3,407,852
Tencent Holdings 144A 3.375% 5/2/19 #	200,000	204,629

		8,671,776

Transportation – 0.73%
Penske Truck Leasing 144A 3.375% 2/1/22 #	2,000,000	2,019,184
Ryder System 3.45% 11/15/21	1,895,000	1,943,580

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
United Airlines 2015-1 Class AA Pass-Through Trust
3.45% 12/1/27 ◆	351,297	$347,784
United Parcel Service 5.125% 4/1/19	2,340,000	2,513,717

		6,824,265

Total Corporate Bonds (cost $395,920,091)		396,885,586

Municipal Bonds – 1.17%

Baltimore, Maryland
5.00% 2/1/26	2,030,000	2,487,156
Commonwealth of Massachusetts
Series C 5.00% 10/1/25	635,000	769,925
New York City, New York
Series C 5.00% 8/1/26	515,000	617,825
Series C 5.00% 8/1/27	595,000	708,032
University of California
1.272% 7/1/41 ●	6,385,000	6,381,297

Total Municipal Bonds (cost $11,144,699)		10,964,235

Non-Agency Asset-Backed Securities – 30.44%

Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	3,855,000	3,860,483
Series 2014-4 A2 1.43% 6/17/19	1,510,000	1,510,892
American Express Credit Account Master Trust
Series 2012-1 A 0.974% 1/15/20 ●	3,900,000	3,902,214
Series 2013-1 A 1.124% 2/16/21 ●	7,135,000	7,157,201
Series 2013-2 A 1.124% 5/17/21 ●	2,474,000	2,481,593
Series 2014-1 A 1.074% 12/15/21 ●	2,100,000	2,103,823
ARI Fleet Lease Trust
Series 2015-A A2 144A 1.11% 11/15/18 #	136,016	135,766
Avis Budget Rental Car Funding AESOP
Series 2013-2A A 144A 2.97% 2/20/20 #	6,500,000	6,567,252
Bank of America Credit Card Trust
Series 2007-A4 A4 0.744% 11/15/19 ●	10,495,000	10,488,846
Series 2014-A2 A 0.974% 9/16/19 ●	5,500,000	5,501,080
Series 2014-A3 A 0.994% 1/15/20 ●	1,265,000	1,265,878
Series 2015-A1 A 1.034% 6/15/20 ●	748,000	749,005
Barclays Dryrock Issuance Trust
Series 2014-2 A 1.044% 3/16/20 ●	590,000	590,102
BMW Vehicle Lease Trust
Series 2016-2 A3 1.43% 9/20/19	1,810,000	1,810,743
Cabela’s Credit Card Master Note Trust
Series 2014-2 A 1.154% 7/15/22 ●	6,000,000	6,008,122

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Cabela’s Credit Card Master Note Trust
Series 2015-1A A1 2.26% 3/15/23	500,000	$500,695
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.754% 11/15/19 ●	8,665,000	8,664,999
Series 2007-A2 A2 0.784% 12/16/19 ●	4,650,000	4,650,000
Series 2007-A5 A5 0.744% 7/15/20 ●	200,000	199,789
Series 2014-A3 A3 1.084% 1/18/22 ●	2,000,000	2,000,812
Series 2016-A1 A1 1.154% 2/15/22 ●	7,660,000	7,691,116
Series 2016-A2 A2 1.334% 2/15/24 ●	2,500,000	2,514,827
Chase Issuance Trust
Series 2007-B1 B1 0.954% 4/15/19 ●	2,100,000	2,099,426
Series 2007-C1 C1 1.164% 4/15/19 ●	4,700,000	4,699,611
Series 2012-A10 A10 0.964% 12/16/19 ●	2,750,000	2,753,009
Series 2013-A3 A3 0.984% 4/15/20 ●	3,670,000	3,675,832
Series 2013-A6 A6 1.124% 7/15/20 ●	4,000,000	4,013,472
Series 2013-A9 A 1.124% 11/16/20 ●	8,900,000	8,926,583
Series 2014-A5 A5 1.074% 4/15/21 ●	8,781,000	8,794,344
Series 2014-A7 A7 1.38% 11/15/19	5,500,000	5,504,778
Series 2015-A6 A6 0.954% 5/15/19 ●	11,270,000	11,274,030
Series 2016-A1 A 1.114% 5/17/21 ●	695,000	697,172
Series 2016-A3 A3 1.254% 6/15/23 ●	4,500,000	4,513,722
Chesapeake Funding
Series 2014-1A A 144A 1.072% 3/7/26 #●	5,489,293	5,470,431
Citibank Credit Card Issuance Trust
Series 2013-A4 A4 1.176% 7/24/20 ●	800,000	802,546
Series 2013-A7 A7 1.094% 9/10/20 ●	8,100,000	8,129,098
CNH Equipment Trust
Series 2016-B A2B 1.104% 10/15/19 ●	145,000	145,186
Discover Card Execution Note Trust
Series 2012-A4 A4 1.074% 11/15/19 ●	500,000	500,496
Series 2013-A1 A1 1.004% 8/17/20 ●	3,300,000	3,302,702
Series 2013-A6 A6 0.988% 4/15/21 ●	2,405,000	2,414,729
Series 2014-A1 A1 1.134% 7/15/21 ●	8,365,000	8,396,203
Series 2015-A1 A1 1.054% 8/17/20 ●	7,350,000	7,361,068
Series 2016-A4 A4 1.39% 3/15/22	2,000,000	1,977,171
Enterprise Fleet Financing
Series 2014-1 A2 144A 0.87% 9/20/19 #	111,217	111,135
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	681,731	681,810
Ford Credit Auto Owner Trust
Series 2016-B A2B 1.014% 3/15/19 ●	624,222	624,563
Series 2016-C A2B 0.844% 9/15/19 ●	2,500,000	2,500,066

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Ford Credit Floorplan Master Owner Trust A
Series 2014-1 A1 1.20% 2/15/19	4,100,000	$4,100,194
Series 2014-1 A2 1.104% 2/15/19 ●	4,024,000	4,024,688
Series 2014-2 A 1.204% 2/15/21 ●	6,612,000	6,622,038
Series 2014-4 A2 1.054% 8/15/19 ●	7,650,000	7,658,241
Golden Credit Card Trust
Series 2014-2A A 144A 1.154% 3/15/21 #●	535,000	535,610
Series 2015-1A A 144A 1.144% 2/15/20 #●	7,750,000	7,755,477
GreatAmerica Leasing Receivables
Series 2014-1 A3 144A 0.89% 7/15/17 #	94,892	94,867
Hertz Fleet Lease Funding
Series 2014-1 A 144A 1.064% 4/10/28 #●	2,335,984	2,334,897
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	253,075	224,039
Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	6,000,000	5,998,061
Hyundai Auto Lease Securitization Trust
Series 2015-A A3 144A 1.42% 9/17/18 #	5,797,459	5,805,414
Hyundai Auto Receivables Trust
Series 2015-C A2B 1.074% 11/15/18 ●	560,282	560,426
Series 2016-A A2B 1.074% 6/17/19 ●	2,636,264	2,639,609
Mercedes-Benz Auto Lease Trust
Series 2015-B A2B 1.224% 1/16/18 ●	2,654,979	2,655,838
Series 2016-A A2B 1.264% 7/16/18 ●	410,592	411,081
Mercedes-Benz Master Owner Trust
Series 2015-AA A 144A 1.024% 4/15/19 #●	4,000,000	4,000,000
Series 2015-BA A 144A 1.084% 4/15/20 #●	1,000,000	1,000,010
Navistar Financial Dealer Note Master Owner Trust II
Series 2016-1 A 144A 2.106% 9/27/21 #●	390,000	391,046
NextGear Floorplan Master Owner Trust
Series 2014-1A A 144A 1.92% 10/15/19 #	1,015,000	1,014,999
Nissan Auto Lease Trust
Series 2015-B A2B 1.234% 12/15/17 ●	364,918	365,270
Series 2016-A A2B 1.084% 8/15/18 ●	480,085	480,651
Series 2016-B A2B 0.984% 12/17/18 ●	1,705,000	1,705,982
Nissan Auto Receivables Owner Trust
Series 2015-C A2B 1.054% 11/15/18 ●	280,472	280,753
Series 2016-B A2B 1.004% 4/15/19 ●	2,500,000	2,501,500
Penarth Master Issuer
Series 2015-1A A1 144A 1.136% 3/18/19 #●	385,000	384,913
Series 2015-2A A1 144A 1.136% 5/18/19 #●	3,800,000	3,800,027
PFS Financing
Series 2014-AA A 144A 1.304% 2/15/19 #●	8,000,000	7,995,334
Series 2015-AA A 144A 1.324% 4/15/20 #●	2,000,000	1,995,891

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A 1.19% 7/23/18 #	718,559	$718,651
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	870,000	870,485
Series 2015-2 A 1.60% 4/15/21	640,000	640,540
Toyota Auto Receivables Owner Trust
Series 2016-B A2B 0.954% 10/15/18 ●	500,000	500,319
Volkswagen Credit Auto Master Trust
Series 2014-1A A2 144A 1.40% 7/22/19 #	2,210,000	2,208,476
Wells Fargo Dealer Floorplan Master Note Trust
Series 2012-2 A 1.489% 4/22/19 ●	9,865,000	9,876,324
Series 2014-2 A 1.189% 10/20/19 ●	8,575,000	8,576,830
Series 2015-1 A 1.239% 1/20/20 ●	4,810,000	4,817,106
Wheels
Series 2014-1A A2 144A 0.84% 3/20/23 #	331,376	331,171
World Financial Network Credit Card Master Trust
Series 2015-A A 1.184% 2/15/22 ●	685,000	686,322

Total Non-Agency Asset-Backed Securities (cost $285,877,702)		286,287,501

Non-Agency Collateralized Mortgage Obligations – 0.25%

American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	27,110	26,817
Bank of America Alternative Loan Trust
Series 2005-6 7A1 5.50% 7/25/20	27,183	26,173
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #●	57,194	59,052
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	455,000	448,108
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	431,639	430,729
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	613,207	614,694
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	653,297	653,696
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 3.154% 4/25/36 ●	123,318	115,350

Total Non-Agency Collateralized Mortgage Obligations (cost $2,336,044)		2,374,619

Non-Agency Commercial Mortgage-Backed Securities – 0.32%

Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW16 A1A 5.711% 6/11/40 ●	1,089,075	1,099,559
Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.711% 12/10/49 ●	535,000	542,674

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,285,000	$1,394,117

Total Non-Agency Commercial Mortgage-Backed Securities (cost $3,174,752)		3,036,350

Senior Secured Loans – 6.96%«

Air Medical Group Holdings Tranche B 1st Lien 4.25% 4/28/22	1,744,323	1,741,706
Amaya Holdings 1st Lien 5.00% 8/1/21	497,475	500,273
Applied Systems 2nd Lien 7.50% 1/23/22	200,000	202,375
Avago Technologies Cayman Finance Tranche B3 1st Lien 3.704% 2/1/23	336,514	341,667
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	199,047	201,909
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	2,735,605	2,763,817
Blue Ribbon 1st Lien 5.00% 11/13/21	642,969	638,147
Builders FirstSource Tranche B 1st Lien 4.75% 7/31/22	1,492,500	1,507,612
Charter Communications Operating Tranche H 1st Lien 2.00% 1/15/22	497,500	500,609
Communications Sale & Leasing Tranche B 1st Lien 4.50% 10/24/22	2,500,000	2,532,500
Community Health Systems Tranche F 1st Lien 4.185% 12/31/18	285,209	281,154
ConvaTec Healthcare D Sarl Tranche B 1st Lien 3.25% 10/26/23	3,000,000	3,022,500
FCA US Tranche B 1st Lien 3.27% 12/31/18	292,204	293,299
First Data 1st Lien 3.756% 3/24/21	721,580	729,547
First Eagle Holdings Tranche B 1st Lien 4.998% 12/1/22	1,492,462	1,509,253
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19	197,611	198,253
Forterra Finance 1st Lien 4.50% 10/25/23	2,992,500	3,030,529
Frank Russell Tranche B 1st Lien 6.75% 6/1/23	2,240,620	2,265,128
Gardner Denver 1st Lien 4.25% 7/30/20	1,096,139	1,086,548
Hilton Worldwide Finance Tranche B1 1st Lien 3.50% 10/26/20	33,338	33,658
Hilton Worldwide Finance Tranche B2 1st Lien 3.256% 10/25/23	453,271	459,059
Ineos U.S. Finance Tranche B 3.75% 5/4/18	494,883	496,862
JC Penney Tranche B 1st Lien 5.25% 6/23/23	291,086	293,268
KIK Custom Products 1st Lien 6.00% 8/26/22	1,989,924	2,012,311
Landry’s Tranche B 1st Lien 4.00% 10/4/23	2,750,000	2,783,688
Mission Broadcasting Tranche B 1st Lien 3.767% 1/17/24	84,364	84,153
Mohegan Tribal Gaming Authority Tranche B 1st Lien 5.50% 10/13/23	2,358,435	2,378,336
MPH Acquisition Holdings 5.00% 6/7/23	231,988	236,463
NBTY Tranche B 1st Lien 5.00% 5/5/23	139,150	140,498
Nexstar Broadcasting Tranche B 1st Lien 3.00% 9/26/23	2,415,636	2,439,507

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Nielsen Finance Tranche B 1st Lien 3.154% 10/4/23	3,000,000	$3,030,702
NXP Tranche B 1st Lien 3.405% 12/7/20	1,995,000	2,008,093
ON Semiconductor Tranche B 1st Lien 4.02% 3/31/23	2,374,050	2,405,373
PQ 1st Lien 5.25% 11/4/22	697,751	705,414
Prime Security Services Borrower 1st Lien 4.25% 5/2/22	249,375	253,505
Republic of Angola (Unsecured) 7.57% 12/16/23	446,250	370,388
Reynolds Group Holdings 1st Lien 4.25% 2/5/23	2,493,750	2,524,072
Rite Aid 2nd Lien 5.75% 8/21/20	500,000	503,047
Sable International Finance Tranche B 1st Lien 5.50% 1/3/23	3,165,000	3,204,563
Scientific Games International 1st Lien 6.00% 10/18/20	397,949	403,868
SFR Group Tranche B10 1st Lien 4.038% 1/31/25	3,500,000	3,536,096
Telenet Financing USD Tranche B 1st Lien 3.704% 1/31/25	2,500,000	2,520,313
TransDigm Tranche F 1st Lien 3.77% 6/9/23	2,487,500	2,514,447
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	2,486,690	2,501,369
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	396,923	398,990
WideOpenWest Finance Tranche B 1st Lien 4.50% 8/19/23	2,500,000	2,521,528
Windstream Services Tranche B6 1st Lien
4.75% 12/2/23	750,000	754,922
4.75% 3/30/21	547,875	551,471

Total Senior Secured Loans (cost $64,607,918)		65,412,790

Sovereign Bonds – 0.55%Δ

Argentina – 0.02%
Argentine Republic Government International Bond 144A 6.25% 4/22/19 #	180,000	192,600

		192,600

Brazil – 0.03%
Brazilian Government International Bond 4.875% 1/22/21	255,000	263,288

		263,288

Croatia – 0.06%
Croatia Government International Bond 144A 6.375% 3/24/21 #	500,000	544,928

		544,928

Dominican Republic – 0.04%
Dominican Republic International Bond 144A 7.50% 5/6/21 #	300,000	326,352

		326,352

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

Hungary – 0.06%
Hungary Government International Bond 6.375% 3/29/21	500,000	$560,928

		560,928

Indonesia – 0.06%
Indonesia Government International Bond 144A 3.70% 1/8/22 #	200,000	200,949
Perusahaan Penerbit Indonesia III 144A 6.125% 3/15/19 #	300,000	324,390

		525,339

Mongolia – 0.03%
Mongolia Government International Bond 144A 10.875% 4/6/21 #	300,000	316,145

		316,145

Qatar – 0.06%
Qatar Government International Bond 144A 2.375% 6/2/21 #	565,000	553,890

		553,890

Saudi Arabia – 0.03%
Saudi Government International Bond 144A 2.375% 10/26/21 #	325,000	315,861

		315,861

Serbia – 0.05%
Republic of Serbia 144A 4.875% 2/25/20 #	500,000	509,630

		509,630

Slovenia – 0.06%
Slovenia Government International Bond 144A 4.75% 5/10/18 #	500,000	518,650

		518,650

Sri Lanka – 0.05%
Sri Lanka Government International Bond 144A 5.125% 4/11/19 #	250,000	253,204
144A 5.75% 1/18/22 #	250,000	247,129

		500,333

Total Sovereign Bonds (cost $5,138,240)		5,127,944

	Principal amount°		Value (U.S. $)

U.S. Treasury Obligation – 0.11%

U.S. Treasury Notes
1.25% 10/31/21	1,045,000		$1,013,446

Total U.S. Treasury Obligation (cost $1,012,793)			1,013,446

	Number of Shares

Preferred Stock – 0.52%

Bank of America 8.125% ●	1,000,000		1,040,000
General Electric 5.00% ●	1,111,000		1,154,273
Morgan Stanley 5.55% ●	1,180,000		1,194,750
PNC Preferred Funding Trust II 2.186% #●	1,200,000		1,161,000
USB Realty 2.027% #●	400,000		353,000

Total Preferred Stock (cost $4,877,272)			4,903,023

	Principal amount	°

Short-Term Investments – 1.94%

Discount Notes - 0.07%≠
Federal Home Loan Bank
0.366% 1/27/17	302,391		302,316
0.379% 2/3/17	151,195		151,132
0.434% 1/25/17	259,490		259,431

			712,879

Repurchase Agreements – 1.87%
Bank of America Merrill Lynch
0.41%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $5,927,916 (collateralized by U.S. government obligations 2.00% 8/15/25; market value $6,046,199)	5,927,646		5,927,646
Bank of Montreal
0.30%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $6,915,818 (collateralized by U.S. government obligations 0.00%-4.375% 5/15/18-11/15/44; market value $7,053,902)	6,915,587		6,915,587
BNP Paribas
0.48%, dated 12/30/16, to be repurchased on 1/3/17, repurchase price $4,735,019 (collateralized by U.S. government obligations 2.125% 12/31/22; market value $4,829,465)	4,734,767		4,734,767

			17,578,000

Total Short-Term Investments (cost $18,290,860)			18,290,879

Total Value of Securities – 102.47% (cost $960,923,240)			$963,615,026

Schedule of investments

Delaware Limited-Term Diversified Income Fund

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2016, the aggregate value of Rule 144A securities was $161,055,962, which represents 17.13% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	PIK. 100% of the income received was in the form of cash.

≠	The rate shown is the effective yield at the time of purchase.

«	Senior secured loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2016.

º	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.

●	Variable rate security. Each rate shown is as of Dec. 31, 2016. Interest rates reset periodically.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2016.

The following futures and swap contracts were outstanding at Dec. 31, 2016:1

Futures Contracts

		Notional Cost	Notional	Expiration	Unrealized Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
13	U.S. Treasury 10 yr Notes	$ 1,220,841	$1,615,656	3/23/17	$394,815
(90)	U.S. Treasury Long Bonds	(13,457,089)	(13,559,062)	3/23/17	(101,973)

		$(12,236,248)			$292,842

Swap Contracts

CDS Contracts2

	Swap Referenced		Annual Protection	Termination	Upfront Payment	Unrealized Appreciation
Counterparty	Obligation	Notional Value[3]	Payments	Date	(Received)	(Depreciation)[4]
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.27[5]	70,000,000	5.00%	12/20/21	$(3,218,502)	$(1,111,825)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(119,269).

5Markit’s CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Schedule of investments

Delaware Limited-Term Diversified Income Fund

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

CLO – Collateralized Loan Obligation

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North American High-Yield

DB-UBS – Deutsche Bank United Bank of Switzerland

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

ICE – Intercontinental Exchange, Inc.

JPMC – JPMorgan Chase Bank

NCUA – National Credit Union Administration

PIK – Pay-in-kind

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

yr – Year

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities
Delaware Limited-Term Diversified Income Fund	December 31, 2016

Assets:
Investments, at value[1]	$945,324,147
Short-term investments, at value[2]	18,290,879
Cash collateral due from broker on futures contracts	383,000
Cash collateral due from broker on TBA transactions	528,000
Cash collateral due from broker on swap contracts	6,681,237
Cash	4,643,102
Receivable for securities sold	54,503,894
Dividends and interest receivable	4,428,170
Receivable for fund shares sold	1,311,298

Total assets	1,036,093,727

Liabilities:
Payable for securities purchased	88,689,229
Upfront payments received on credit default swap contracts	3,218,502
Payable for fund shares redeemed	1,150,928
Unrealized depreciation on credit default swap contracts	1,051,983
Income distribution payable	486,660
Investment management fees payable	386,182
Other accrued expenses	293,461
Distribution fees payable to affiliates	160,185
Swap payments payable	116,140
Variation margin payable on futures contracts	63,031
Variation margin payable on credit default swap contracts	59,842
Dividend disbursing and transfer agent fees and expenses payable to affiliates	16,102
Accounting and administration expenses payable to affiliates	3,756
Trustees’ fees and expenses payable	2,367
Legal fees payable to affiliates	1,727
Reports and statements to shareholders payable to affiliates	830

Total liabilities	95,700,925

Total Net Assets	$940,392,802

Net Assets Consist of:
Paid-in capital	$973,068,205
Distributions in excess of net investment income	(973,747)
Accumulated net realized loss on investments	(33,455,190)
Net unrealized appreciation of investments	2,691,786
Net unrealized depreciation of future contracts	292,842
Net unrealized depreciation of swap contracts	(1,231,094)

Total Net Assets	$940,392,802

Net Asset Value
Class A:
Net assets	$437,803,149
Shares of beneficial interest outstanding, unlimited authorization, no par	51,649,819
Net asset value per share	$8.48
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.72

Class C:
Net assets	$120,010,258
Shares of beneficial interest outstanding, unlimited authorization, no par	14,167,244
Net asset value per share	$8.47

Class R:
Net assets	$4,984,275
Shares of beneficial interest outstanding, unlimited authorization, no par	587,886
Net asset value per share	$8.48

Institutional Class:
Net assets	$377,595,120
Shares of beneficial interest outstanding, unlimited authorization, no par	44,555,460
Net asset value per share	$8.47
[1] Investments, at cost	$942,632,380
[2] Short-term investments, at cost	18,290,860

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Limited-Term Diversified Income Fund	Year ended December 31, 2016

Investment Income:
Interest	$21,730,872
Dividends	19,125
Foreign tax withheld	(3,438)

21,746,559

Expenses:
Management fees	4,880,395
Distribution expenses – Class A	1,094,052
Distribution expenses – Class C	1,328,712
Distribution expenses – Class R	29,244
Dividend disbursing and transfer agent fees and expenses	1,074,552
Accounting and administration expenses	321,486
Reports and statements to shareholders	91,763
Registration fees	78,426
Legal fees	75,334
Custodian fees	55,100
Audit and tax	52,057
Trustee’s fees and expenses	49,985
Other	73,481

9,204,587
Less waived distribution expenses – Class A	(437,621)
Less expenses waived	(126,318)
Less expense paid indirectly	(735)

Total operating expenses	8,639,913

Net Investment Income	13,106,646

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,153,003
Futures contracts	3,863,907
Swap contracts	(604,765)

Net realized gain	7,412,145

Net change in unrealized appreciation (depreciation) of:
Investments	4,398,332
Futures contracts	376,462
Swap contracts	(1,197,974)

Net change in unrealized appreciation (depreciation)	3,576,820

Net Realized and Unrealized Gain	10,988,965

Net Increase in Net Assets Resulting from Operations	$24,095,611

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,106,646	$14,157,717
Net realized gain (loss)	7,412,145	(193,633)
Net change in unrealized appreciation (depreciation)	3,576,820	(7,529,011)

Net increase in net assets resulting from operations	24,095,611	6,435,073

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,258,655)	(6,931,891)
Class C	(1,080,963)	(1,084,268)
Class R	(77,048)	(86,795)
Institutional Class	(7,716,809)	(8,784,079)

Return of capital:
Class A	(608,436)	(704,076)
Class C	(166,890)	(227,301)
Class R	(6,925)	(10,090)
Institutional Class	(524,864)	(744,408)

	(17,440,590)	(18,572,908)

Capital Share Transactions:
Proceeds from shares sold:
Class A	93,552,583	84,609,259
Class C	11,115,741	10,048,027
Class R	1,684,314	2,238,721
Institutional Class	137,699,714	225,483,344

	Year ended
	12/31/16	12/31/15
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$7,607,393	$7,395,560
Class C	1,138,578	1,197,202
Class R	83,230	96,472
Institutional Class	6,090,455	6,894,310

	258,972,008	337,962,895

Cost of shares redeemed:
Class A	(105,173,090)	(120,394,983)
Class C	(34,970,751)	(44,868,826)
Class R	(3,128,378)	(3,988,140)
Institutional Class	(233,738,073)	(298,885,305)

	(377,010,292)	(468,137,254)

Decrease in net assets derived from capital share transactions	(118,038,284)	(130,174,359)

Net Decrease in Net Assets	(111,383,263)	(142,312,194)

Net Assets:
Beginning of year	1,051,776,065	1,194,088,259

End of year	$940,392,802	$1,051,776,065

Distributions in excess of net investment income	$(973,747)	$(594,678)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

$8.430	$8.520	$8.550	$8.850	$8.820

0.116	0.110	0.097	0.079	0.096
0.087	(0.057)	0.013	(0.239)	0.123

0.203	0.053	0.110	(0.160)	0.219

(0.141)	(0.129)	(0.136)	—	(0.174)
(0.012)	(0.014)	(0.004)	(0.140)	(0.004)
—	—	—	—	(0.011)

(0.153)	(0.143)	(0.140)	(0.140)	(0.189)

$8.480	$8.430	$8.520	$8.550	$8.850

2.42%	0.62%	1.28%	(1.81% )	2.49%

$437,803	$439,310	$472,654	$780,359	$1,337,983
0.81%	0.83%	0.83%	0.82%	0.81%
0.92%	0.93%	0.93%	0.96%	0.96%
1.36%	1.29%	1.13%	0.91%	1.07%
1.25%	1.19%	1.03%	0.77%	0.92%
124%	94%	80%	236%	262%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

$8.420	$8.520	$8.540	$8.850	$8.820

0.043	0.038	0.024	0.005	0.020
0.088	(0.067)	0.023	(0.248)	0.123

0.131	(0.029)	0.047	(0.243)	0.143

(0.069)	(0.057)	(0.063)	—	(0.098)
(0.012)	(0.014)	(0.004)	(0.067)	(0.004)
—	—	—	—	(0.011)

(0.081)	(0.071)	(0.067)	(0.067)	(0.113)

$8.470	$8.420	$8.520	$8.540	$8.850

1.55%	(0.35% )	0.55%	(2.75% )	1.62%

$120,011	$141,739	$176,904	$260,073	$452,197
1.66%	1.68%	1.68%	1.67%	1.66%
1.67%	1.68%	1.68%	1.67%	1.66%
0.51%	0.44%	0.28%	0.06%	0.22%
0.50%	0.44%	0.28%	0.06%	0.22%
124%	94%	80%	236%	262%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

$8.430	$8.520	$8.550	$8.850	$8.820

0.086	0.080	0.067	0.048	0.065
0.087	(0.057)	0.012	(0.238)	0.123

0.173	0.023	0.079	(0.190)	0.188

(0.111)	(0.099)	(0.105)	—	(0.143)
(0.012)	(0.014)	(0.004)	(0.110)	(0.004)
—	—	—	—	(0.011)

(0.123)	(0.113)	(0.109)	(0.110)	(0.158)

$8.480	$8.430	$8.520	$8.550	$8.850

2.06%	0.27%	0.93%	(2.16% )	2.13%

$4,984	$6,298	$8,022	$10,672	$17,243
1.16%	1.18%	1.18%	1.17%	1.16%
1.17%	1.18%	1.18%	1.25%	1.26%
1.01%	0.94%	0.78%	0.56%	0.72%
1.00%	0.94%	0.78%	0.48%	0.62%
124%	94%	80%	236%	262%

Financial highlights

Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets .
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

$8.430	$8.520	$8.550	$8.850	$8.820

0.129	0.123	0.110	0.092	0.109
0.077	(0.057)	0.012	(0.239)	0.123

0.206	0.066	0.122	(0.147)	0.232

(0.154)	(0.142)	(0.148)	—	(0.187)
(0.012)	(0.014)	(0.004)	(0.153)	(0.004)
—	—	—	—	(0.011)

(0.166)	(0.156)	(0.152)	(0.153)	(0.202)

$8.470	$8.430	$8.520	$8.550	$8.850

2.45%	0.77%	1.43%	(1.66% )	2.64%

$377,595	$464,429	$536,508	$437,690	$742,773
0.66%	0.68%	0.68%	0.67%	0.66%
0.67%	0.68%	0.68%	0.67%	0.66%
1.51%	1.44%	1.28%	1.06%	1.22%
1.50%	1.44%	1.28%	1.06%	1.22%
124%	94%	80%	236%	262%

Notes to financial statements

Delaware Limited-Term Diversified Income Fund	December 31, 2016

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Dec. 31, 2013–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 30, 2016 and matured on the next business day.

To Be Announced Trades – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. The Fund posted $528,000 cash collateral due from broker on TBA transactions.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Dec. 31, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2016, the Fund earned $735 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.59% of average daily net assets of the Fund. The expense waiver was in effect from Oct. 5, 2016 through Dec. 31, 2016.* Prior to Oct. 5, 2016, the Fund had no management fee waiver. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2016, the Fund was charged $47,421 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2016, the Fund was charged $206,087 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. DDLP has contractually agreed to

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

waive Class A shares’ 12b-1 fees to 0.15% of average daily net assets from Jan. 1, 2016 through Dec. 31, 2016.** Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Dec. 31, 2016, the Fund was charged $20,957 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Dec. 31, 2016, DDLP earned $6,439 for commissions on sales of the Fund’s Class A shares. For the year ended Dec. 31, 2016, DDLP received gross CDSC commissions of $1,022 and $5,246 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Dec. 31, 2016, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Dec. 31, 2016, the Fund engaged in securities purchases of $15,784,979 and securities sales of $76,614,731, which resulted in net realized gains of $5,748.

*	The aggregate contractual waiver period covering this report is from Oct. 5, 2016 through Oct. 5, 2017.

**	The aggregate contractual waiver period covering this report is from April 29, 2015 through May 1, 2017.

3. Investments

For the year ended Dec. 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,013,738,987
Purchases of U.S. government securities	213,266,496
Sales other than U.S. government securities	1,103,121,705
Sales of U.S. government securities	246,738,014

At Dec. 31, 2016, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$965,161,996

Aggregate unrealized appreciation of investments	$10,787,194
Aggregate unrealized depreciation of investments	(12,334,164)

Net unrealized depreciation of investments	$(1,546,970)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Dec. 31, 2016:

Securities	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$459,643,492	$—	$459,643,492
Corporate Debt	—	398,259,217	—	398,259,217
Foreign Debt	—	5,127,944	—	5,127,944
Senior Secured Loans[1]	—	65,042,402	370,388	65,412,790
Municipal Bonds	—	10,964,235	—	10,964,235
Preferred Stock	—	4,903,023	—	4,903,023
Short-Term Investments	—	18,290,879	—	18,290,879
U.S. Treasury Obligations	—	1,013,446	—	1,013,446

Total Value of Securities	$—	$963,244,638	$370,388	$963,615,026

Futures Contracts	$292,842	$—	$—	$292,842
Swap Contracts	—	(1,111,825)	—	(1,111,825)

1Security type is valued across multiple levels. Level 2 investments represent investments with observable inputs, or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 2 investments and Level 3 investments represent the following percentages of the total market value of this security type:

	Level 2	Level 3	Total
Senior Secured Loans	99.43%	0.57%	100.00%

During the year ended Dec. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. We did not present a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2016 and 2015 was as follows:

	Year ended
	12/31/16	12/31/15
Ordinary income	$16,133,475	$16,887,033
Return of capital	1,307,115	1,685,875
Total	$17,440,590	$18,572,908

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$973,068,205
Capital loss carryforwards	(29,213,768)
Distributions payable	(486,660)
Qualified late year loss deferrals	(1,428,005)
Unrealized depreciation of investments, foreign currencies, and derivatives	(1,546,970)

Net assets	$940,392,802

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, contingent payment debt instruments, tax treatment of market discount and premium on debt instruments, and CDS contracts.

Qualified late year losses represent losses realized on investment transactions from Nov. 1, 2016 through Dec. 31, 2016 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of CDS contracts, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2016 the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$2,647,760
Accumulated net realized loss on investments	(2,647,760)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

In 2016, the Fund utilized $4,707,690 of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

5. Components of Net Assets on a Tax Basis (continued)

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

	Loss carryforward character
	Short-term	Long-term
	$20,230,789	$8,982,979

6. Capital Shares

Transactions in capital shares were as follows:
	Year ended	Year ended
	12/31/16	12/31/15
Shares sold:
Class A	10,972,164	9,932,817
Class C	1,306,386	1,184,276
Class R	197,626	262,780
Institutional Class	16,158,550	26,442,443

Shares issued upon reinvestment of dividends and distributions:
Class A	892,174	867,778
Class C	133,629	140,521
Class R	9,760	11,311
Institutional Class	714,443	808,812

	30,384,732	39,650,738

Shares redeemed:
Class A	(12,350,885)	(14,133,571)
Class C	(4,104,280)	(5,266,290)
Class R	(366,643)	(468,087)
Institutional Class	(27,440,485)	(35,099,017)

	(44,262,293)	(54,966,965)

Net decrease	(13,877,561)	(15,316,227)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund.

For the year ended Dec. 31, 2016 exchange transactions were as follows:

	Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
101,612	2,226	—	—	103,942	$888,028

For the year ended Dec. 31, 2015 exchange transactions were as follows:

	Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
3,174	5,640	1,999	2,002	8,821	$91,609

These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 7, 2016.

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

The Fund had no amounts outstanding as of Dec. 31, 2016 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives, (2) how they are accounted for, and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2016, the Fund posted $383,000 cash collateral for open futures contracts, which is presented as “Cash collateral due from broker on futures contracts” on the “Statement of assets and liabilities.”

During the year ended Dec. 31, 2016, the Fund used futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2016, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended Dec. 31, 2016, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. At Dec. 31, 2016, the Fund posted $6,681,237 cash collateral for open centrally cleared credit default swap contracts, which is presented as “Cash collateral due from broker on swap contracts” on the “Statement of assets and liabilities.”

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2016, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.”

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

Fair value of derivative instruments as of Dec. 31, 2016 was as follows:

Statements of Assets and Liabilities Location	Asset Derivatives Fair Value Interest Contracts
Variation margin payable on futures contracts*	$394,815

		Liability Derivatives
		Fair Value
Statements of Assets and Liabilities Location	Interest Contracts	Credit Contracts	Total
Variation margin payable on futures contracts*	$101,973	$ —	$ 101,973
Unrealized depreciation on credit default swap contracts	—	1,051,983	1,051,983
Variation margin payable on credit default swap contracts		59,842	59,842
Total	$101,973	$1,111,825	$1,213,798

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Dec. 31, 2016. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2016 was as follows:

	Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$3,863,907	$ —	$3,863,907
Credit contracts	—	(604,765)	(604,765)
Total	$3,863,907	$(604,765)	$3,259,142

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$376,462	$ —	$ 376,462
Credit contracts	—	(1,197,974)	(1,197,974)
Total	$376,462	$(1,197,974)	$ (821,512)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Dec. 31, 2016.

	Long Derivatives Volume	Short Derivatives Volume
Futures contracts (average notional value)	USD 8,687,750	USD 58,352,119
CDS contracts (average notional value)*	40,599,206	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$ 5,927,646	$ (5,927,646)	$—	$ (5,927,646)	$—
Bank of Montreal	6,915,587	(6,915,587)	—	(6,915,587)	—
BNP Paribas	4,734,767	(4,734,767)	—	(4,734,767)	—
Total	$17,578,000	$(17,578,000)	$—	$(17,578,000)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2016.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

10. Securities Lending (continued)

percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Dec. 31, 2016, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high-yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

11. Credit and Market Risk (continued)

with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

On Oct. 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2016 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds

and Shareholders of Delaware Limited-Term Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Limited-Term Diversified Income Fund (constituting Delaware Group Limited-Term Government Funds, hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 16, 2017

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of Delaware Limited-Term Diversified Income Fund’s investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of Delaware Limited-Term Diversified Income Fund’s investment advisory agreement (continued)

Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment grade debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s intermediate- and long-term performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the Fund’s short-term performance results, which were strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	92.51%
(B) Return of Capital (Tax-Basis)	7.49%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates p>

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1,[3] 2005 Market Street Philadelphia, PA 19103	President, Chief Executive Officer, and Trustee	Trustee since September 2015
February 1970		President and Chief Executive Officer since August 2015

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103	Chairman and Trustee	Trustee since March 2005
October 1947		Chairman since March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	None
(March 2004–Present)

Chief Executive Officer	62	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC Bank
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, and Audit Committee
Mergers & Acquisitions		Member — Okabena Company
(January 2003–January 2006), and Vice President and Treasurer
(July 1995–January 2003) —
3M Company

David F. Connor has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Investments Family of Funds Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC- 0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Group Limited-Term Government Funds (“Fund”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Fund. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Fund has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Fund’s financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Fund’s filings with the SEC that contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund could be required to have independent audits conducted on the Fund’s previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $45,575 for the fiscal year ended December 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $43,835 for the fiscal year ended December 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended December 31, 2016 and December 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 3, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2017